EXHIBIT 99.2

DLT RESOLUTION, INC. PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2019

	DLT Resolution, Inc.	Union Strategies, Inc.	Adjustments		Combined
Current Assets:
Cash and cash equivalents	$13,140	$14,927	$-		$28,067
Accounts receivable, net	34,631	133,780	-		168,411
Receivable - related parties	-	81,150	(81,150)[B]		-
Total current assets	47,771	229,858	(81,150)		196,478

Other assets:
Property and equipment, net	-	99,255	-		99,255
Operating leases - right of use assets	-	14,224	-		14,224
Intangible assets, net of accumulated amortization	376,460	-	1,393,184	[B][C]	1,769,644
Goodwill	165,022	-	922,297	[B]	1,087,319
Total assets	$589,253	$343,336	$2,234,331		$3,166,919

Notes

[A]

To record the 1,500,000 shares of DLT Resolution, Inc. Common Stock issued to the shareholders of Union Strategies, Inc. and the contingent obligation to issue an additional 1,000,000 Common shares that are valued at $1.47 per share.

[B]

To record the adjustment to fair value of the acquired assets and and assumed liabilities of Union Strategies, Inc., including its customer list, developed technology, domain name and the non-compete agreements provided for in the Purchase Agreement.

[C]	To record the amortization expense for intangible assets recognized upon acquisition of Union Strategies, Inc. and the related accumulated amortization as of the balance sheet date.

[D]

To record the consolidation of Union Strategies, Inc. as a wholly-owned subsidiary of DLT Resolution, Inc. and recognize other comprehensive income from translation of the Union Strategies, Inc. financial results that are based on the Canadian Dollar at its functional currency .

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DLT RESOLUTION, INC. PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2019

	DLT Resolution, Inc.	Union Strategies, Inc.	Adjustments		Combined
Current liabilities:
Bank overdraft	$16,782	$-	$-		$16,782
Accounts payable and accrued liabilities	99,201	405,068	-		504,269
Accounts payable, related party	15,000	-	-		15,000
Interest payable, related party	34,190	-	-		34,190
Related party payables	20,880	-	-		20,880
Current notes payable, related party	81,500	30,771	(30,771)[B]		81,500
Lease obligations - operating leases, current portion	-	6,637	-		6,637
Total current liabilities	267,553	442,476	(30,771)		679,258
Lease obligations - operating leases, net of current portion	-	7,122	-		7,122
Notes payable, net of current portion	5,000	-	-		5,000
Other long-term liability	685,000	-	1,470,000	[A]	2,155,000

Total liabilities	957,553	449,598	1,439,229		2,846,380

Stockholders’ equity:
Series B convertible preferred stock	64,000	-	-		64,000
Common stock	24,395	77	2,423	[A][D]	26,895
Treasury stock	(5,300)	-	-		(5,300)
Additional paid-in capital	4,236,265	-	1,091,622	[A]	5,327,887
Other comprehensive income	(34,430)	(22)	251,728	[D]	217,276
Accumulated deficit	(4,653,230)	(106,317)	(550,672	)[B][C][D]	(5,310,218)
Total stockholders’ equity attributable to parent	(368,300)	(106,262)	795,101		320,539
Non-controlling interest	-	-	-		-
Total stockholders’ equity	(368,300)	(106,262)	795,101		320,539

Total liabilities and stockholders’ equity	$589,253	$343,336	$2,234,330		$3,166,920

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DLT RESOLUTION, INC. PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

	DLT Resolution, Inc.	Union Strategies, Inc.	Adjustments	Combined
Revenue
Services	$463,325	$1,797,098	$-	$2,260,423
Promotional	-	259,126	-	259,126
Total revenue	463,325	2,056,224	-	2,519,549
Cost of Sales	154,874	1,323,454	-	1,478,328

Gross Profit	308,451	732,770	-	1,041,221

Operating Expenses
General and administrative	546,541	475,787	-	1,022,328
Bad debt expense	-	128,856	-	128,856
Depreciation and amortization	-	31,166	259,026 [C]	290,192
Sales and marketing	-	197,618	-	197,618
Total operating expenses	546,541	833,427	259,026	1,638,994

Loss from operations	(238,090)	(100,657)	(259,026)	(597,773)

Other Income (Expenses)
Interest expense	(7,315)	(33,084)	-	(40,399)
Loss on stock-based liability	(467,487)	-	-	(467,487)
Foreign exchange gain	5,362	-	-	5,362
Loss on investment	(331,787)	-	-	(331,787)
Other income	-	2,150	-	2,150
Total other expense	(801,227)	(30,934)	-	(832,161)

Net loss before income taxes	(1,039,317)	(131,591)	(259,026)	(1,429,935)
Provision for income taxes	-	-	-	-

Net loss	$(1,039,317)	$(131,591)	$(259,026)	$(1,429,935)

Basic and diluted loss per share	$(0.05)			$(0.06)

Weighted average shares outstanding	20,871,886	-	1,500,000 [A]	22,371,886

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DLT RESOLUTION, INC. PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2018

	DLT Resolution, Inc.	Union Strategies, Inc.	Adjustments		Combined
Current Assets:
Cash and cash equivalents	$12,908	$36,837	$-		$49,745
Accounts receivable	12,217	225,334	(219,999)[B]		17,552
Receivable - related parties	-	71,298	(71,298)[B]		-
Other prepaid expenses	-	6,546	(6,546)[B]		-
Assets held for sale	656,735	-	-		656,735
Total current assets	681,860	340,015	(297,843)		724,032

Other assets:
Property and equipment, net	-	98,551	-		98,551
Intangible assets, net of accumulated amortization	460,491	-	1,652,210	[B][C]	2,112,701
Goodwill	156,774	-	922,297	[B]	1,079,071
Total assets	$1,299,125	$438,566	$2,276,664		$4,014,355

Notes

[A]	To record the 1,500,000 shares of DLT Resolution, Inc. Common Stock issued to the shareholders of Union Strategies, Inc. and the contingent obligation to issue an additional 1,000,000 Common shares that are valued at $1.47 per share.

[B]	To record the adjustment to fair value of the acquired assets and and assumed liabilities of Union Strategies, Inc., including its customer list, developed technology, domain name and the non-compete agreements provided for in the Purchase Agreement.

[C]	To record the amortization expense for intangible assets recognized upon acquisition of Union Strategies, Inc. and the related accumulated amortization as of the balance sheet date.

[D]	To record the consolidation of Union Strategies, Inc. as a wholly-owned subsidiary of DLT Resolution, Inc. and recognize other comprehensive income from translation of the Union Strategies, Inc. financial results that are based on the Canadian Dollar at its functional currency.

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DLT RESOLUTION, INC. PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2018

	DLT Resolution, Inc.	Union Strategies, Inc.	Adjustments		Combined
Current liabilities:
Accounts payable and accrued expenses	$48,920	$296,402	$4,283	[B]	$349,605
Accounts payable – related party	40,000	-	-		40,000
Interest payable – related party	26,875	-	-		26,875
Related party payables	17,713	-	-		17,713
Current notes payable – related party	81,500	115,441	-		196,941
Liabilities held for sale	146,127	-	-		146,127
Total current liabilities	361,135	411,843	4,283		777,261
Notes payable, net of current portion	5,000	-	-		5,000
Other long-term liability	196,142	-	1,470,000	[A]	1,666,142

Total liabilities	562,277	411,843	1,474,283		2,448,403

Stockholders’ equity:
Series B convertible preferred stock	64,000	-	-		64,000
Common stock	24,983	73	1,427	[A][D]	26,483
Treasury stock	(5,300)	-	-		(5,300)
Additional paid-in capital	4,192,678	0	1,092,622	[A]	5,285,300
Other comprehensive income	(37,688)	22	(22)[D]		(37,688)
(Accumulated deficit) retained earnings	(3,595,912)	26,628	(291,645	)[B][C][D]	(3,860,930)
Total stockholders’ equity attributable to parent	642,761	26,723	802,381		1,471,865
Non-controlling interest	94,087	-	-		94,087
Total stockholders’ equity	736,848	26,723	802,381		1,565,952

Total liabilities and stockholders’ equity	$1,299,125	$438,566	$2,276,664		$4,014,355

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DLT RESOLUTION, INC. PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	DLT Resolution, Inc.	Union Strategies, Inc.	Adjustments	Combined
Revenue
Services	$227,343	$1,844,699	$-	$2,072,042
Promotional	-	236,480	-	236,480
Total revenue	227,343	2,081,179	-	2,308,522
Cost of Sales	(108,401)	(1,126,869)	-	(1,235,270)

Gross Profit	118,942	954,310	-	1,073,252

Operating Expenses
General and administrative	351,724	597,641	-	949,365
Bad debt expense	-	84,987	-	84,987
Depreciation and amortization	-	23,281	265,018 [C]	288,299
Sales and marketing	-	156,082	-	156,082
Total operating expenses	351,724	861,992	265,018	1,478,734

(Loss) income from operations	(232,782)	92,318	(265,018)	(405,482)

Other Income (Expenses)
Interest expense	(4,767)	(24,520)	-	(29,287)
Loss on change in fair value of derivative liability	(2,427)	-	-	(2,427)
Foreign exchange loss	(3,992)	-	-	(3,992)
Other income	31,834	-	-	31,834

Total other income (expense)	20,648	(24,520)	-	(3,872)

Net (loss) income from continuing operations	(212,134)	67,798	(265,018)	(409,354)
Loss from discontinued operations	(117,148)	-	-	(117,148)

Net (loss) income attibutable to common stockholders	$(329,282)	$67,798	$(265,018)	$(526,502)

Basic and diluted loss from operations per share	$(0.02)			$(0.03)

Weighted average shares outstanding	19,263,408	-	1,500,000 [A]	20,763,408

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